Other operating income/(expense)	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other operating income/(expense)
7. Other operating income/(expense)

	2022 £m	2021 (1) £m	2020 (1) £m

Upfront settlement income (2)	922	–	–

Fair value remeasurements of equity investments	256	37	(6)

Disposal of businesses and assets	215	552	2,621

Fair value remeasurements on contingent consideration recognised in business combinations	(1,607)	(1,058)	(1,286)

Remeasurement of ViiV Healthcare put option liabilities and preferential dividends	(85)	(48)	52

Fair value adjustments on derivative financial instruments	3	(4)	20

Other income	61	17	62

	(235)	(504)	1,463

(1)	The 2021 and 2020 comparatives have been restated on a consistent basis from those previously published to reflect the demerger of the Consumer Healthcare business (see Note 41).

(2)
On 1 February 2022, ViiV Healthcare reached agreement with Gilead Sciences, Inc (Gilead) to settle the global patent infringement litigation relating to the commercialisation of Gilead’s Biktarvy concerning ViiV Healthcare’s patents relating to dolutegravir, an anti-retroviral medication used, together with other medicines, to treat human immunodeficiency virus (HIV). Under the terms of the global settlement and licensing agreement, Gilead made an upfront payment of $1.25 billion (£922 million) to ViiV Healthcare on 15 February 2022. In addition, Gilead will also pay a 3% royalty on all future US sales of Biktarvy and in respect of the bictegravir component of any other future bictegravir-containing products sold in the US. These royalties will be payable by Gilead to ViiV Healthcare from 1 February 2022 until the expiry of ViiV Healthcare’s US Patent No. 8,129,385 on 5 October 2027 and will be recorded as Royalty income in the Income Statement.

Fair value remeasurement on equity investments in 2022 included a gain/loss of £229 million from the remeasurement of the Group’s retained investment in Haleon plc to fair value at 31 December 2022 from the initial recognition fair value
(five-day
average share price after the demerger). See details in Note 22.
Disposal of businesses and assets in 2022 includes milestone income and the reversal of provisions no longer required.
Disposal of businesses and assets in 2021 included a net gain on disposal of the rights to the royalty stream for cabozantinib and a net gain on disposal of the cephalosporin antibiotic brands to Sandoz.
Disposal of businesses and assets in 2020 included a net profit on disposal of the Horlicks and other Consumer Healthcare nutritional brands and two subsidiaries in India and Bangladesh of £2,815 million, which reflected reversal of £240 million of embedded derivative gains on the value of the shares taken in prior years. This was partly offset by the related £476 million loss on the shares in Hindustan Unilever Limited, including fair value remeasurement losses between their acquisition as consideration for the divestment of GSK Consumer Healthcare Limited in India and their subsequent disposal. Other operating income also included an increase in profit and milestone income from a number of asset disposals.
Fair value remeasurements on contingent consideration recognised as business combinations included £1,431 million related to the acquisition of the former Shionogi-ViiV Healthcare joint venture and £193 million payable to Novartis related to the Vaccines acquisition, together with fair value movements on related hedging contracts.